As filed with the Securities and Exchange Commission on February 22, 1994.
                                     Registration Statement No. 33- _____
    _________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                      ____________________

                            FORM S-8
                  REGISTRATION STATEMENT UNDER
                   THE SECURITIES ACT OF 1933
                      ____________________

                  SOUTHERN NATIONAL CORPORATION
     (Exact name of Registrant as specified in its Charter)

      North Carolina                       56-0939887
(State or other jurisdiction           (I.R.S. Employer
of incorporation or organization)   Identification Number)

               Southern National Financial Center
                    500 North Chestnut Street
                 Lumberton, North Carolina 28358
   (Address of principal executive office, including zip code)

                OPTION AND EMPLOYMENT AGREEMENTS
                     WITH CERTAIN EMPLOYEES
                       AND CONSULTANTS OF
                  SOUTHERN NATIONAL CORPORATION
                    (Full title of the Plan)
                      ____________________

                      David L. Craven, Esq.
                     230 North Cherry Street
               Winston-Salem, North Carolina 27101
                          919-721-3448
    (Name, address, including zip code, and telephone number including area code, of agent for service)

                         With copies to:
    Mark S. Dray, Esq.                David L. Craven, Esq.
  David M. Carter, Esq.              230 North Cherry Street
    Hunton & Williams         Winston-Salem, North Carolina 27101
Riverfront Plaza, East Tower               919-721-3448
   951 East Byrd Street
Richmond, Virginia 23219-4074
       804-788-8200
                      ____________________

                 CALCULATION OF REGISTRATION FEE
________________________________________________________________


                                 Proposed    Proposed
Title of                         maximum     maximum       Amount
securities        Amount         offering    aggregate       of
to be             to be           price      offering   Registration
registered      registered      per share     price          fee

Common Stock,
$5 par value   571,049 shares     $19(*)    $10,849,931    $3,742

(*) Estimated solely for the purpose of computing the registration fee. This amount was calculated pursuant to Rule 457(c) on the basis of $19 per share, which was the average of the high and low prices of the Common Stock on the New
York Stock Exchange on February 15, 1994, as reported in the Wall
Street Journal.




                              PART I

      INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.

     Not required to be filed with the Securities and Exchange
Commission (the "Commission").

Item 2.  Registrant Information and Employee Plan Annual
Information.

     Not required to be filed with the Commission.



                             PART II

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

     The following documents filed by Southern National Corporation (the "Company") with the Commission (file No. 0-4641) are incorporated herein by reference and made a part hereof: (i) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 included in the Company's Report on Form 8-K dated June 8, 1993; (ii) the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 1993; June 30, 1993; and September 30, 1993; (iii) the description of the Company's Common Stock (the "Common Stock") in the Company's registration statement filed under the Exchange Act with respect to the Common Stock, including all amendments and reports filed for the purpose of updating such description; and (iv) the Company's Current Reports on Form 8-K dated January 29, 1993, March 18, 1993, June 8, 1993, August 5, 1993 and January 28, 1994.

     In addition, all documents filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Prospectus and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus.

Item 4.  Description of Securities.

     Not applicable.

Item 5.  Interests of Named Experts and Counsel.

     Not applicable.

Item 6.  Indemnification of Directors and Officers.

     As permitted by the laws of North Carolina, the Amended and Restated Articles of Incorporation of the Company (the "Articles") eliminate all liability of the Company's directors and officers for monetary damages to the Company or its shareholders except in the event of willful misconduct or a knowing violation of the criminal law or any federal or state securities law. The Articles also require indemnification of any person against liability incurred in connection with any proceeding to which that person is made a party by reason of (i) his service to the Company as a director or officer or (ii) his service as director, officer, trustee or partner to some other enterprise at the request of the Company, except in the event of willful misconduct or a knowing violation of the criminal law.

Item 7.  Exemption from Registration Claimed.

     Not applicable.

Item 8.  Exhibits.

Exhibit No.

4.1 Articles of Incorporation of the Company (Incorporated herein by reference from Exhibit 4(a) of the Company's
       Registration Statement on Form S-3 (No. 33-64176)).

4.2 Bylaws of the Company (Incorporated herein by reference from Exhibit 3.2 of the Company's Annual Report on Form
       10-K for the year ended December 31, 1992)).

4.3 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina and East Coast Savings Bank, SSB (Incorporated herein by reference from Exhibit 2(b) of the Company's Registration Statement on Form S-4 (No. 33-64176)).

4.4 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina and Home Federal Savings Bank, FSB (Incorporated herein by reference from Annex I of the Company's Registration Statement on Form S-4 (No. 33-50895)).

4.5 Agreement and Plan of Merger by and among The First Savings Bank, FSB, Southern National Bank of South Carolina and Southern National Corporation (Incorporated herein by reference from Annex I of the Company's Registration Statement on Form S-4 (No. 33-69880)).

4.6 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina, Regency Bancshares Inc., First Savings Bank, Inc., SSB and Davidson Savings Bank, Inc., SSB (Incorporated herein by reference from Annex I of the Company's Registration Statement on Form S-4
       (No. 33-50693)).

4.7    Form of Option Agreement under the Home Federal Savings
       Bank, FSB Stock Option Plan.

4.8    Form of Option Agreement under The First Savings Bank,
       FSB 1992 Stock Option and Incentive Plan.

4.9 Form of Option Agreement under The First Federal Savings and Loan Association of South Carolina 1983 Stock Option and Incentive Plan.

4.10   Form of Option Agreement under the Regency Bancshares Inc.
       Incentive Stock Option Plan.

4.11   Form of Option Agreement under the Regency Bancshares Inc.
       Directors' Non-Qualified Stock Option Plan.

4.12   Form of Non-Qualified Stock Option Agreement between
       Southern National Corporation and certain former directors of East Coast Savings Bank, SSB.

4.13   Form of Non-Qualified Stock Option Agreement between
       Southern National Corporation and certain former employees of East Coast Savings Bank, SSB.

4.14   Form of Non-Qualified Stock Option Agreement between
       Southern National Corporation and certain former directors of Home Federal Savings Bank, FSB.

4.15   Form of Non-Qualified Stock Option Agreement between
       Southern National Corporation and certain former employees of Home Federal Savings Bank, FSB.

5 Opinion of Hunton & Williams as to the legality of the securities being registered.

24.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to the Registration Statement).

24.2  Consent of Arthur Andersen & Co.

24.3  Consent of KPMG Peat Marwick

24.4  Consent of Coopers & Lybrand

25    Power of Attorney (included on signature page).

Item 9.  Undertakings

        (a)  The undersigned registrant hereby undertakes:

             1. To file, during any period in which offers or sales are made, a post-effective amendment to this registration statement:

                 (i)  To include any prospectus required by
                      Section 10(a)(3) of the Securities Act of
                      1933, as amended (the "Securities Act");

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

             2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act, and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



                           SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on this 22nd day of February, 1994.


                                   SOUTHERN NATIONAL CORPORATION
                                   (Registrant)

                                   /s/ John R. Spruill
                                   John R. Spruill
                                   Executive Vice President


                        POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 22, 1994. Each of the directors and/or officers of Southern National Corporation whose signature appears below hereby appoints John R. Spruill, David L. Craven and David M. Carter, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below, and to file with the Commission any and all amendments, including post-effective amendments, to this registration statement, making such changes in the registration statement as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable Southern National Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.


Signature                                  Title

/s/ L. Glenn Orr, Jr.              Chairman, President, Chief
L. Glenn Orr, Jr.                  Executive Officer and Director
                                   (Principal Executive Officer)

/s/ John R. Spruill                Executive Vice President
John R. Spruill                    and Chief Financial Officer
                                   (Principal Financial Officer)

/s/ Gary E. Carlton                Executive Vice President
Gary E. Carlton                    and Director

/s/ Sherry A. Kellett              Vice President and Controller
Sherry A. Kellett                  (Principal Accounting Officer)

                                   Director
William F. Black

/s/ Ronald E. Deal                 Director
Ronald E. Deal

                                   Director
William N. Geiger, Jr.

/s/ L. V. Hackley                  Director
Lloyd Vincent Hackley

/s/ James A. Hardison, Jr.         Director
James A. Hardison, Jr.

/s/ D. C. Hiscott                  Director
Donald C. Hiscott

                                   Director
Charles A. Hostetler

/s/ Richard Janeway                Director
Richard Janeway, M.D.

/s/ Joseph A. McAleer              Director
Joseph A. McAleer

/s/ Albert O. McCauley             Director
Albert O. McCauley

/s/ Dickson McLean, Jr.            Director
Dickson McLean, Jr.

/s/ Jonnie H. McLeod               Director
Jonnie H. McLeod, M.D.

                                   Director
Charles E. Nichols

/s/ C. Edward Pleasants            Director
C. Edward Pleasants

                                   Director
Nido R. Qubein

/s/ Ted R. Reynolds                Director
Ted R. Reynolds

/s/ A. B. Williams                 Director
A. Bruce Williams

/s/ A. Tab Williams, Jr.           Director
A. Tab Williams, Jr.

/s/ E. M. Williams                 Director
Edward M. Williams

/s/ T. H. Yancy                    Director
T. H. Yancy

/s/ John R. Spruill
John R. Spruill
Attorney-in-Fact




               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                      ____________________







                            EXHIBITS

                           filed with
                     REGISTRATION STATEMENT

                               on

                            FORM S-8

                              UNDER

                   THE SECURITIES ACT OF 1933


                      ____________________





                  SOUTHERN NATIONAL CORPORATION
              OPTION AND EMPLOYMENT AGREEMENTS WITH
              CERTAIN EMPLOYEES AND CONSULTANTS OF
                  SOUTHERN NATIONAL CORPORATION
                    (full title of the plan)

                            EXHIBIT INDEX


Exhibit
  No.                      Description


4.1    Amended and Restated Articles of Incorporation of the
       Company (Incorporated herein by reference from Exhibit 4(a) of the Company's Registration Statement on Form S-3 (No. 33-64176)).

4.2 Bylaws of the Company (Incorporated herein by reference from Exhibit 3.2 of the Company's Annual Report on
       Form 10-K for the year ended December 31, 1992)).

4.3 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina and East Coast Savings Bank, SSB (Incorporated herein by reference from Exhibit 2(b) of the Company's Registration Statement on Form S-4 (No. 33-64176)).

4.4 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina and Home Federal Savings Bank, FSB (Incorporated herein by reference from Annex I of the Company's Registration Statement on Form S-4 (No. 33-50895)).


4.5   Agreement and Plan of Merger By and Among The First Savings
      Bank, FSB, Southern National Bank of South Carolina and
      Southern National Corporation (Incorporated herein by reference from Annex I of the Company's Registration
      Statement on Form S-4 (No. 33-69880)).

4.6 Agreement and Plan of Reorganization among Southern National Corporation, Southern National Bank of North Carolina, Regency Bancshares Inc., First Savings Bank, Inc., SSB and Davidson Savings Bank, Inc., SSB (Incorporated herein by reference from Annex I of the Company's Registration Statement on Form S-4 (No. 33-50693)).

4.7   Form of Option Agreement under the Home Federal Savings
      Bank, FSB Stock Option Plan.

4.8   Form of Option Agreement under The First Savings Bank,
      FSB 1992 Stock Option and Incentive Plan.

4.9 Form of Option Agreement under The First Federal Savings and Loan Association of South Carolina 1983 Stock Option and Incentive Plan.

4.10  Form of Option Agreement under the Regency Bancshares Inc.
      Incentive Stock Option Plan.

4.11  Form of Option Agreement under the Regency Bancshares Inc.
      Directors' Non-Qualified Stock Option Plan.

4.12  Form of Non-Qualified Stock Option Agreement between
      Southern National Corporation and certain former directors of East Coast Savings Bank, SSB.

4.13  Form of Non-Qualified Stock Option Agreement between
      Southern National Corporation and certain former employees of East Coast Savings Bank, SSB.

4.14  Form of Non-Qualified Stock Option Agreement between
      Southern National Corporation and certain former directors of Home Federal Savings Bank, FSB.

4.15  Form of Non-Qualified Stock Option Agreement between
      Southern National Corporation and certain former employees of Home Federal Savings Bank, FSB.

5 Opinion of Hunton & Williams as to the legality of the securities being registered.

24.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to the Registration Statement).

24.2  Consent of Arthur Andersen & Co.

24.3  Consent of KPMG Peat Marwick

24.4  Consent of Coopers & Lybrand

25    Power of Attorney (included on signature page).